                                                                 EXHIBIT 10.17

                                                                      APPENDIX A

                         THE CLINTRIALS BIORESEARCH LTD.
                  PENSION PLAN FOR SENIOR MANAGEMENT EMPLOYEES

                           Effective September 1, 2000

                         THE CLINTRIALS BIORESEARCH LTD.
                  PENSION PLAN FOR SENIOR MANAGEMENT EMPLOYEES
                           Effective September 1, 2000

                                TABLE OF CONTENTS

SECTION     CONTENTS                                                        Page No.
-------     --------                                                        --------
            Foreword......................................................     1

I           Definitions...................................................     2

II          Effective Date................................................     8

III         Eligibility...................................................     9

IV          Participation.................................................    10

V           Information Required from a Member............................    11

VI          Required Contributions........................................    12

VII         Additional Voluntary Contributions............................    14

VIII        Disability Provisions.........................................    15

IX          Retirement Dates .............................................    16

X           Retirement Benefits...........................................    17

XI          Types of Pension Available to a Retiring Member...............    18

XII         Benefits in Respect of Terminated Members.....................    21

XIII        Death Benefits................................................    23

XIV         Transfers to Other Registered Vehicles........................    25

XV          Method of Providing Benefits..................................    26

XVI         Benefits not Assignable.......................................    27

XVII        Currency......................................................    28

XVIII       Amendment to or Discontinuation of the Plan...................    29

XIX         Administration of the Plan....................................    31

XX          Information to Members........................................    39

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 1.

                                    FOREWORD

The ClinTrials BioResearch Ltd. Pension Plan for Senior Management Employees (the Plan) is established with effect from September 1, 2000 to provide pension benefits for the Senior Management Employees of the Company.

The Plan as amended from time to time will remain in effect, except as otherwise provided herein, subject to the continued registration thereof by the relevant tax authorities and the Regie des Rentes du Quebec.

The primary purpose of the Plan is to provide periodic payments to eligible employees of the Company after retirement and until death in respect of their service as employees.

The Foreword forms an integral part of this Plan text.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 2.


                                    SECTION I
                                   DEFINITIONS

Under The ClinTrials BioResearch Ltd. Pension Plan for the Senior Management Employees, herein described and referred to as "the Plan", and regulations which may be issued thereunder, the following definitions shall apply:

1.01 "Actuarial Equivalent" shall mean a benefit of same value but of different form of payment or commencing at a different date to the normal pension, and shall be determined on a basis of calculation adopted by the Company on the advice of the Actuary, in accordance with Applicable Pension Laws and Revenue Rules, and in effect on the date such determination is being made.

1.02 "Actuary" means an individual from time to time appointed by the Company to carry out actuarial valuations and provide such actuarial advice and services as may be required from time to time for the purposes of the Plan. The Actuary shall at all times be a person who is a Fellow of the Canadian Institute of Actuaries.

1.03 "Applicable Pension Laws" means the Supplemental Pension Plans Act of the Province of Quebec and any regulation pursuant thereto and any amendments or substitutes therefor as well as any similar statute applicable to the Plan and any regulation pursuant thereto adopted by the federal or any provincial government.

1.04 "Beneficiary" shall mean that person last designated by the Member to receive any benefit under the Plan in the event of the death of the Member according to the provisions of Section XIV or in the absence of an effective designation of a Beneficiary, the estate of the Member.

1.05  "Board" shall mean the Board of Directors of the Company.

1.06  "Company" shall mean ClinTrials BioResearch Ltd.

1.07 "Continuous Service" shall mean, subject to Paragraph 8.01 (b), an Employee's uninterrupted period of employment since his last date of hire by the Company, including any period of lay-off and any other period of temporary suspension of active employment.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 3.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 4.


1.08 "Credited Interest" shall mean interest at the rate of return reasonably attributable to the investment funds in which the Member Account is invested. Credited Interest shall be calculated and allocated to each Member's Account at least once a year and shall accrue up to the date of payment or transfer out of the pension fund.

1.09 "Custodian" means any insurance or trust company licensed in Canada with which the Company and the Pension Committee has entered into an agreement to hold in safekeeping the assets of the Plan and to perform such administrative functions as directed by the Pension Committee and agreed to by the Custodian.

1.10 "Early Retirement Date" means the early retirement date of a Member described in Subsection 9.02.

1.11 "Earnings" means the amount of base salary received by a Member from the Company during a Plan Year, plus, with respect to a period during which a Member does not actually receive base salary from the Company, an amount deemed to be received based on the rate of Earnings the Member was receiving immediately preceding that period. However, deemed Earnings shall not exceed the amount of compensation that is prescribed for this purpose by Revenue Rules.

1.12 "Employee" shall mean a person who is employed by the Company, who is a senior management employee.

1.13 "Forfeitures" shall mean an amount to which a Member of the Plan has ceased to have any rights, other than the portion payable to the Spouse or a Beneficiary of the Member as a consequence of the Member's death, or to the Spouse or former Spouse of the Member as a consequence of the breakdown of their marriage or other conjugal relationship.

1.14 "Fund Manager" shall mean any insurance company, trust company or investment manager with which the Pension Committee has entered into an agreement to manage the assets of the Plan.

1.15 "Long Term Disability Insurance Plan" shall mean a group disability income policy or similar insurance policy offered by the Company to Employees and which provides benefits to Employees who are disabled for periods of time longer than a qualifying period of not less than three months.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 5.


1.16 "Member" shall mean an Employee or a former Employee who has become eligible for and has been enrolled in the Plan, and continues to be entitled to benefits and rights under the Plan.

      A Member shall be considered an Active Member until:

      1) his period of continuous employment is terminated by reason of death, retirement or termination of employment; or

      2) he no longer satisfies the definition of Employee for purposes of this Plan.

      Active Membership has a corresponding meaning to Active Member. A Member who is not an Active Member shall be considered a Non-Active Member.

1.17  "Member Account" shall mean the Member account described in Subsection
      6.06.

1.18 "Normal Retirement Date" shall mean the normal retirement date of a Member described in Subsection 9.01.

1.19 "Pension Committee" shall mean the committee responsible for administering the Plan in accordance with the provisions of Section XIX.

1.20 "Period of Disability" shall mean the period during which the Member is disabled pursuant to Subsection 8.01.

1.21 "Postponed Retirement Date" shall mean the postponed retirement date of a Member described in Subsection 9.03.

1.22 "Plan" means The ClinTrials BioResearch Ltd. Pension Plan for Senior Management Employees as set forth herein, as it may be amended from time to time.

1.23 "Plan Year" shall mean a period of 12 consecutive months which commences on any January 1.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 6.


1.24  "Predecessor Plan" means The ClinTrials BioResearch Ltd. Pension Plan.

1.25 "Revenue Rules" means the provisions of the Income Tax Act (Canada) and any applicable provincial income tax act, and any relevant regulations thereto, as they may be amended from time to time, pertaining to pension plans or funds registered under the Income Tax Act (Canada) as they are applicable to the Plan.

1.26 "Rollover Contribution" means the rollover contribution described in Subsection 6.05.

1.27  "Spouse"

      (a) Subject to paragraphs (c) and (d), "Spouse" shall mean the person who, at the earlier of the commencement of a Member's pension and the date of the Member's death, meets one of the following eligibility requirements:

            (i)   the person who is married to the Member; or

            (ii) where the Member is not married, the person who lives together with the Member in a conjugal relationship,

                  (A)   continuously for a period of three years or more; or

                  (B)   continuously for a period of one year or more if:

                        - at least one child is born, or to be born, of their union;

                        - they have adopted, jointly, at least one child while living together in a conjugal relationship; or

                        - one of them has adopted at least one child who is the child of the other, while living together in a conjugal relationship,

            provided that not more than one person shall be a Spouse hereunder and in the event of more than one person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it, including any requested signed written statement from the Member,

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 7.


            which it considers sufficient for the purposes of such determination, shall be final. In the event of any judicial proceedings regarding competing claims which are substantially equal, the Pension Committee may make payment of the benefits due to the courts for their determination as to who is the rightful claimant.

      (b) For the purposes of paragraphs (c) and (d), "Separation" means, in relation to a Member and his Spouse:

            (i) separation from bed and board on or after September 1, 1990 if the Spouse satisfies the eligibility requirement set out in subparagraph (a)(i); or

            (ii) cessation of conjugal relationship on or after September 1, 1990 if the Spouse satisfies the eligibility requirement set out in subparagraph (a)(ii).

      (c) If Separation occurs prior to the date the first instalment is due to the Member, the person who is the Member's Spouse in accordance with paragraph (a) shall cease to be the Member's Spouse for the purposes of Section XI except where, following Separation, partition of the benefits accumulated by the Member was not effected and the Member notified the Pension Committee in writing to have such person entitled to the contingent pension despite such Separation.

      (d)   In circumstances where:

            (i)   the Member is married;

            (ii) his lawfully wedded spouse is no longer his Spouse for the purposes of Section XI in accordance with paragraph (c); and

            (iii) another person would qualify as the Member's Spouse in accordance with paragraph (a) had the Member not been married;

            such other person may, at the Member's discretion, be deemed to be his Spouse for the purposes of Section XI.

1.28  "Year's Maximum Pensionable Earnings (YMPE)" shall mean the Year's Maximum

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 8.


      Pensionable Earnings established each year under the Quebec Pension Plan as amended from time to time.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                              Page 9.


Where the context so admits, for words of masculine gender there may be read the corresponding words of feminine gender, and words importing the singular number may be construed to include the plural number or vice versa.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 10.


                                   SECTION II
                                 EFFECTIVE DATE

2.01 The Plan is effective on and after September 1, 2000. It applies to eligible Employees of the Company.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 11.


                                   SECTION III
                                   ELIGIBILITY

3.01 Each Employee shall be eligible to become a Member of the Plan on September 1, 2000.

3.02 Each Employee who, on September 1, 2000, is not a Member of the Plan and who is regularly employed for more than 24 hours a week shall be eligible to become a Member of the Plan on the commencement date of the pay period coincident with or next following the January 1, April 1, July 1 or October 1 coincident with or next following the date as of which the salary is equal to or greater than the YMPE then applicable or the completion of two years of Continuous Service if earlier.

3.03 If not eligible under Subsection 3.02, each Employee who is not a Member of the Plan, shall be eligible to become a Member of the Plan on the commencement date of the pay period next following the latest of the first day of January and the date such Employee is rehired, in the calendar year following the calendar year in which the Employee earned at least 35% of the YMPE or the Employee worked at least 700 hours with the Company.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 12.


                                   SECTION IV
                                  PARTICIPATION

4.01 Participation in the Plan is normally required of all eligible Employees age 35 and over. Only in exceptional circumstances will permission be given by the Company to exempt an Employee from participation.

4.02 An Employee who is ineligible in accordance with Subsection 3.02 by virtue of his salary being less than the YMPE may nevertheless participate in the Plan if his application for participation is approved by the Company.

4.03 All Employees under age 35 may participate in the Plan on the commencement date of the pay period next following any January 1, April 1, July 1 or October 1, prior to reaching age 35, provided such Employees are otherwise eligible at that time in accordance with Section III.

4.04 Participation in the Plan shall not be deemed to confer on any Employee any added right to continuation of his employment or to any specific remuneration.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 13.


                                    SECTION V
                       INFORMATION REQUIRED FROM A MEMBER

5.01 When an Employee becomes a Member of the Plan he will receive a form for completion and return on which he will be required to give certain information including his date of birth and those of his Spouse and to appoint a Beneficiary to receive any death benefits which are not payable to his Spouse. The Member will be required to inform the Pension Committee if there is any subsequent change in the data supplied. Any form or forms furnished by the Member as herein described under the Predecessor Plan may be accepted by the Pension Committee for purposes of this Plan. Within the limits imposed by law, the Member may appoint or change his Beneficiary from time to time.

5.02 The allocation of the Member Account referred to in Subsection 6.07 shall be made in a form furnished by the Pension Committee.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 14.


                                   SECTION VI
                             REQUIRED CONTRIBUTIONS

6.01  Members' Contributions

      A Member shall neither be required nor allowed to make contributions to the Plan.

6.02  Company Contributions

      (a) The Company contributes to the Member Account an amount equal to 18% of the Member's Earnings (before any deductions).

      (b) If at any time while the Plan continues in existence, Forfeitures accumulate in the pension fund, such Forfeitures shall be used by the Company to fulfill its contribution obligations under the terms of the Plan no later than the last day of the following Plan Year.

      (c) If at any time while the Plan continues in existence, there is a surplus, as defined by Revenue Rules, under the Plan, the surplus must be used by the Company to fulfill its contribution obligations under the terms of the Plan and no Company contributions may be made until all the surplus has been used.

6.03 In the event that the Company makes a contribution to the Plan which would cause the Plan's registration to be revocable under Revenue Rules then, subject to approval procedures under Applicable Pension Laws, such contributions shall be returned to the Company.

6.04 In the event that the Company makes a contribution to the Plan which is subsequently determined to be an overpayment of required contributions then, subject to approval procedures under Applicable Pension Laws, such overpayment of contributions may be returned to the Company.

6.05 A Member may transfer into the Plan funds received from other Company plans or from a registered pension plan of a former employer. Such amount will be considered a Rollover Contribution and will be subject to the provisions of the Plan.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 15.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 16.


6.06 The Custodian shall maintain, for each Member, a Member Account which consists of the Company contributions made in respect to the Member, the Rollover Contributions, if any, and of the Credited Interest on such amounts.

6.07 The Member Account shall be invested in one or more of the investment funds offered by the Pension Committee for that purpose. The allocation of the Member Account between these investment funds shall be elected by the Member.

      Any time during each Plan Year, a Member shall have the option of:

      (1)   changing the allocation of future contributions, and

      (2) changing the allocation of this Member Account provided he notifies the Custodian of his choice at least one month prior to the change.

      The Custodian shall also keep a record of the allocation of the Member Account between the various investment funds.

6.08 Notwithstanding Sections 6.01 and 6.02, the Company contributions made on behalf of a Member shall not result in a pension adjustment (as defined by the Income Tax Act) for the Member in excess of the limits prescribed by the Income Tax Act.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 17.


                                   SECTION VII
                       ADDITIONAL VOLUNTARY CONTRIBUTIONS

7.01  A Member of the Plan may not make additional voluntary contributions.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 18.


                                  SECTION VIII
                              DISABILITY PROVISIONS

8.01  Long Term Disability

      (a)   A Member shall be deemed to be disabled for the purpose of paragraph
            (b) if the Member has a physical or mental impairment, as certified in writing by a qualified medical doctor, which meets the qualification criteria for receipt of benefits under the Long Term Disability Insurance Plan and prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment.

      (b) For purposes of the Plan, the Continuous Service of any Member who is disabled prior to retirement shall be considered not to have terminated and is deemed to continue until the earliest of his recovery from his disability, if he does not then return to active employment, his death or the attainment of his Normal Retirement Date.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 19.


                                   SECTION IX
                                RETIREMENT DATES

9.01  Normal Retirement Date

      Normal Retirement Date means the last day of the calendar month coincident with or next following the date on which the Member attains age 65.

9.02  Early Retirement Date

      If the Continuous Service of a Member terminates after he has attained age 55 and before his Normal Retirement Date, the Member is considered to have retired on his Early Retirement Date. His Early Retirement Date is the first day of the calendar month coincident with or next following the date on which the Member's Continuous Service terminates.

9.03  Postponed Retirement Date

      If either:

      (1) the Continuous Service of a Member terminates after his Normal Retirement Date; or

      (2) a Member is still employed on December 1 in the calendar year in which he attains or will attain age 69;

      the Member is considered to have retired on his Postponed Retirement Date. His Postponed Retirement Date is the first day of the calendar month coincident with or next following the earlier of the events in (1) and (2) above.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 20.


                                    SECTION X
                               RETIREMENT BENEFITS

10.01 Retirement Pension

      A Member who retires on his Normal, Early or Postponed Retirement Date, whichever is applicable, is entitled to receive a monthly pension commencing on his retirement date in accordance with the form of pension determined pursuant to Section XI.

      This pension, provided by the Member Account, shall be in the form of an annuity purchased from an insurance company authorized to carry on a life insurance business in Canada. Such insurance company shall be selected by the Pension Committee. In lieu of this pension, the Member may elect to have his Member Account transferred to one of the prescribed pension plans described in Subsection 12.02. Upon such transfer, the Member will have no further entitlement under the Plan.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 21.


                                   SECTION XI
                 TYPES OF PENSION AVAILABLE TO A RETIRING MEMBER

11.01 Normal Type of Pension

      (a) The Member's pension will, unless determined otherwise as described in Subsection 11.03, be paid to him in monthly installments from the first day of the month following his retirement date and continuing thereafter during the Member's lifetime.

      (b) However, if a Member who, as of the date of his retirement has a Spouse, dies, a reversionary pension equal to 60% of the pension which was payable to the Member, shall be payable to the Spouse if the Member is survived by the Spouse.

      (c) If a Member other than a Member for whom paragraph (b) is applicable dies after he has commenced to receive a pension and before monthly payments have been made for a period of 60 months, the balance of such 60 monthly pension payments not paid as of the time of his death will be paid to his Beneficiary.

      (d) For the purpose of this Section, no marriage contracted or spousal relationship entered into after a Member's retirement date shall be recognized.

11.02 Optional Types of Pension

      (a) A Member may elect to receive his pension in any one of the types of pension allowed under the applicable Pension Laws in lieu of the Normal Type of Pension. However, a Member who has a Spouse may elect any form of pension which provides no benefit to the Spouse or a benefit to the Spouse that is less than 60% of the benefit paid to the Member if the Spouse consents thereto and:

            (i) a written waiver of the Member's Spouse is delivered to the Pension Committee;

            (ii) this consent and waiver are not revoked in writing by the Member's Spouse prior to the commencement of the pension.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 22.


      (b) The right of a Member's Spouse to a benefit under this Section XI is terminated by separation from bed and board, divorce or annulment of marriage or cessation of conjugal relationship, except where:

            (i) division of the Member's benefit pursuant to Subsection 16.02 was not effected; and

            (ii) the Member notified the Pension Committee in writing to make payment of the pension to the Spouse despite such dissolution of marriage or separation.

11.03 Method of Payment

      The payment of any pension under the Plan will be made monthly in advance except that if the Member's Account is less than 4% of the YMPE or such higher amount which is acceptable from time to time for such purposes under Applicable Pension Laws, the person entitled to the pension may elect to receive the Member's Account to be paid in a lump sum. The commutation of pensions under this Subsection shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the pension fund.

11.04 Commutation of Remaining Guaranteed Payments

      The pension payments due to a Member's Beneficiary under a guarantee option may, if so requested by the Beneficiary, be paid in a lump sum that is the Actuarial Equivalent of the remaining pension payments under the guarantee option.

      The pension payments due to a Member's estate under a guarantee option, shall be paid in a lump sum that is the Actuarial Equivalent of the remaining pension payments under the guarantee option.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 23.


11.05 Proof of Age

      Before any pension benefit accruing to a Member or to the Spouse of a deceased member under this Plan may be paid, proof of age of the Member or Spouse satisfactory to the Pension Committee must be furnished.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 24.


                                   SECTION XII
                    BENEFITS IN RESPECT OF TERMINATED MEMBERS

12.01 A Member whose employment with the Company is terminated for any reason other than death or retirement is entitled to receive a deferred pension, commencing on his Normal or Early Retirement date, determined in accordance with Section 10.01.

      Notwithstanding the above, the Membermay elect to receive his non locked-in Rollover Contribution, if any with Credited Interest in a lump sum.

12.02 (a)   Subject to paragraph 12.02 (b), a Member who terminates Active
            Membership under Subsection 12.01 may elect to have his Member
            Account:

            (i) transferred to another registered pension plan, provided that the administrator of that pension plan agrees to accept the transfer;

            (ii)  transferred to a locked-in retirement account;

            (iii) applied to purchase an annuity contract as prescribed in the
                  Pension Benefits Act; or

            (iv) transferred to any other vehicle as may be prescribed for this purpose by the Pension Benefits Act.

            A Member must transfer the value of his Member Account if such value is less than 10% of the YMPE in the year of termination of Continuous Service.

            Upon such a transfer or purchase, the Member will cease to be a Member and will have no further entitlement under the Plan.

      (b) The Pension Committee shall not permit a transfer or purchase under paragraph 12.02 (a) unless the Pension Committee is satisfied that the transfer or purchase complies with the requirements of the Applicable Pension Laws and Revenue Rules;

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 25.


      (c) A Member who is entitled to a refund of non-locked-in Rollover Contribution under Section 12 may elect to transfer the refunded amount to a registered retirement savings plan.

12.03 If a terminated Member in respect of whom benefits are payable in accordance with Subsection 12.01 above dies before he has commenced to receive payment of his pension, benefits shall be payable in accordance with Section XIII.

12.04 If a terminated Member dies after he has commenced to receive payment of a pension pursuant to Subsection 12.01, the amount of death benefit, if any, will be determined in accordance with Section XI.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 26.


                                  SECTION XIII
                                 DEATH BENEFITS

13.01 Death benefit before commencement of pension

      (a) If a Member dies before pension commencement, a death benefit is payable in an amount equal to his Member Account.

      (b) The death benefit is payable in a lump sum to the Member's Spouse or, if he has no Spouse, to his Beneficiary.

13.02 Payment of death benefit and transfer to RRSP

      (1) Any death benefit payable in a lump sum under Section 13.01 shall be paid as soon as is practicable after the death of the Member.

      (2) If the person to whom a lump sum amount is payable under Section 13 is the Member's Spouse or former Spouse, that person may elect to have the amount transferred directly on his behalf to a registered retirement savings plan.

13.03 Death benefit after commencement of pension

      Any death benefit payable upon the death of a Member after the date on which his pension has commenced is determined in accordance with the form of the pension being paid to the Member pursuant to Section XI.

13.04 Termination of Spouse's right

      For a Member subject to the Quebec legislation, the right of the Member's Spouse to a death benefit is terminated by separation from bed and board, divorce or annulment of marriage or cessation of conjugal relationship, except:

      (1) in the case of the death benefit provided under Subsection 13.01, if on the day of Member's death, the Member's Spouse is also his Beneficiary;

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 27.


      (2)   in the case of the death benefit provided under Subsection 13.03,

            (a)   the Member's benefits were not partitioned in accordance with
                  Section XVI, and

            (b) the Member notified the Pension Committee in writing to make payment of the pension to the Spouse despite such dissolution, separation or cessation.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 28.


                                   SECTION XIV
                     TRANSFERS TO OTHER REGISTERED VEHICLES

14.01 Transfers to Another Plan of the Company

      In the event a Member of this Plan becomes a member of another registered pension plan sponsored by the Company (referred herein as "Subsequent Plan"), the following shall apply:

      (a) he shall cease to be a Member under the Plan and all of his rights and benefit entitlements are hereby transferred to the Subsequent Plan;

      (b) his service under the Plan will be included as such in the Subsequent Plan for the purposes of benefit eligibility and benefit calculations;

      (c) his rights and benefit entitlements with respect to his service prior to the transfer shall be determined in accordance with the provisions of the Subsequent Plan but shall not be less than those accrued under the Plan at the date of transfer; and

      (d) assets equal to the Member Account, shall be transferred to the Subsequent Plan.

      Alternatively, the Member may elect to receive benefits in accordance with
      Section XII.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 29.


                                   SECTION XV
                          METHOD OF PROVIDING BENEFITS

15.01 The Company and the Pension Committee shall enter into an agreement with the Custodian to hold in safekeeping the assets of the Plan.

15.02 The Company will remit to the Custodian as of the end of each month the Company's contributions other than the amount referred to in paragraphs
      6.02 (b) and (c). The Custodian will retain such payments and charge against the Member Account the cost of any paid-up annuities issued by an insurance company at the direction of the Pension Committee to the Member upon retirement on pension or upon termination of Continuous Service and any other payments which become payable, and administrative charges permitted under the Fund Manager's contract unless paid by the Company. At the time of his retirement on pension or his termination of Continuous Service, a Member may be required to complete an applicable form specifying the annuities to be issued in respect of the pension benefits to which he is entitled.

15.03 The Pension Committee may, from time to time, enter into and cancel agreements with a Fund Manager, or Managers, to invest the assets of the Plan and may instruct, within any constraints it may wish to impose, the nature of such investments, providing such instructions do not contravene any applicable law or regulation.

15.04 The investment of the assets of the Plan shall be restricted to the securities and loans prescribed by Applicable Pension Laws and Revenue Rules.

15.05 Subject to Applicable Pension Laws, all liability of the Company with respect to a Member under the Plan shall cease if a certificate is issued to him by an insurance company for an amount of paid-up annuity equivalent to the amount of accrued pension to which he has become entitled in accordance with the provisions of the Plan.

15.06 All expenses with respect to the operation or administration of the Plan, including reasonable expenses incurred by the members of the Pension Committee in the exercise of their duties, shall be payable from the pension fund, unless such expenses are paid directly by the Company.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 30.


                                   SECTION XVI
                             BENEFITS NOT ASSIGNABLE

16.01 Subject to Applicable Pension Laws and the portability and commutation provisions of any other Section of the Plan, no benefit, right or interest provided under the Plan shall be:

      (a) capable of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, seizure, attachment or other legal or equitable process; and

      (b)   capable of being given as security or surrendered;

      and,  for the purposes of this Subsection:

      (c) assignment does not include assignment by the legal representative of a deceased individual on the distribution of the individual's estate; and

      (d) surrender does not include a reduction in benefits to avoid the revocation of the registration of the Plan under Revenue Rules.

16.02 Notwithstanding Subsection 16.01, upon the termination of the legal marriage or common-law relationship of a Member who retains entitlement to a pension, the pension earned during the term of the marriage or common-law relationship shall be split in the manner specified in and in the form provided under Applicable Pension Laws and Revenue Rules, and in accordance with any judicial decision which may take precedence.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 31.


                                  SECTION XVII
                                    CURRENCY

17.01 All contributions to the Plan and payments of benefits or refunds under the Plan and annuities provided under the Plan shall be expressed and made in lawful money of Canada.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 32.


                                  SECTION XVIII
                   AMENDMENT TO OR DISCONTINUATION OF THE PLAN

18.01 The Company expects and intends to maintain this Plan in force indefinitely but necessarily reserves the right to amend or discontinue the Plan, either in whole or in part at any time or times, subject always to the requirements of Applicable Pension Laws and Revenue Rules.

18.02 Preservation of Benefits

      No amendment to the Plan shall operate to reduce the pension, termination of employment or death benefits which have accrued to the Member hereof prior to the date of such amendment, nor shall the Company have the power to make any amendment which is not in accordance with the requirements of Applicable Pension Laws and Revenue Rules. In the event of the discontinuance of the Plan, the Company shall, subject to Applicable Pension Laws, only be required to make those contributions which may have been due and payable in accordance with Section VI prior to the date of such discontinuance of the Plan.

18.03 Amendment Required to Maintain Registration

      Notwithstanding any other provisions of the Plan, the Company shall amend the Plan as is necessary to maintain the registration of the Plan under Applicable Pension Laws and Revenue Rules. Subsection 18.02 shall not act to restrict the Company's ability to amend the Plan when the purpose of the amendment is to maintain such registration of the Plan.

18.04 Discontinuance

      Should the Plan be discontinued, the assets of the Plan shall first be used to provide benefits as outlined in the Plan for the Member, through the purchase of annuity contracts from an insurance company licensed to do business in Canada, or by the transfer of the benefits to which the Member is entitled to the pension plans of subsequent employers or to approved registered vehicles or by the continuation of the pension fund for the provision of a deferred pension or by the payment of cash refund, at

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 33.


      the discretion of the Pension Committee, all subject to the requirements of Applicable Pension Laws and Revenue Rules, and as consented to by the Company. After satisfaction of all liabilities of the Plan, in respect of the service of the Member up to the date of discontinuance of the Plan, any assets which may remain in the pension fund shall revert to the Company.

      Subject to Applicable Pension Laws, in the event the Company shall have been wound up or become bankrupt, and the Plan is discontinued, no liability shall attach to the Company or to the liquidator or trustee in bankruptcy in connection with any such application of the pension fund, provided such application was made in good faith and in accordance with the provisions of Applicable Pension Laws.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 34.


                                   SECTION XIX
                           ADMINISTRATION OF THE PLAN

19.01 Administrator

      (a) The Pension Committee is the administrator of the Plan for all purposes including, without limitation, for purposes of Applicable Pension Laws.

      (b) The Plan and the pension fund shall be administered by the Pension Committee in accordance with the Plan, the written statement of investment policies and goals for the Plan, the articles and bylaws of the Company, the regulations of the Pension Committee, Applicable Pension Laws and Revenue Rules.

19.02 Pension Committee Composition

      The Pension Committee shall be composed of:

      (a) a number determined by the Company but which shall not be less than four and more than six, of representatives of the Company;

      (b)   two representatives of the Active Members;

      (c)   one representative of the Non-Active Members; and

      (d) one person, hereinafter named the third party, who, in the absence of his being a Pension Committee member, is neither a party to the Plan nor a third person to whom a prohibition as to the granting of loans by the Plan applies under Applicable Pension Laws.

19.03 Representatives of the Company

      (a) Each representative of the Company shall be designated by the Board or by those officers of the Company so empowered by the Board.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 35.


      (b) The term of office of each representative of the Company shall be three years. Such term shall be renewed automatically at its expiry unless the Board or the Company officers so empowered otherwise notify in writing both the Pension Committee and the affected individual.

      (c) The Board or the Company officers so empowered may at any time and at their sole discretion terminate the term of office of any representatives of the Company following written notification both to the Pension Committee and the affected individual. The term of office of a representative of the Company who is an Employee shall also be terminated automatically on the individual's date of termination of employment with the Company.

      (d) Each representative of the Company may at any time and at his discretion terminate his term of office upon written notification both to the Pension Committee and the Board or Company officers.

      (e) Should his term of office be terminated, the representative of the Company may be replaced on the Pension Committee, within the 90 day period following the date of such vacancy, by another representative of the Company who shall be designated in accordance with paragraph
            (a) and subject to the requirements of Subsection 19.02. Notwithstanding paragraph (b) above, the representative of the Company whose term of office has expired for any reason other than death shall remain in office until he is reappointed or replaced.

      (f) Should any representatives of the Company be temporarily absent for any reason, the Board or the Company officers so empowered may designate another representative of the Company on the Pension Committee to make any action or decision in connection with his duties on the Pension Committee during such absence. Such other representative of the Company should cast votes for the absent representative. The representative of the Company shall be deemed to have approved any decision made in his absence unless he makes his dissent known to the other members of the Pension Committee, in writing, within a reasonable time after becoming aware of the decision.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 36.


      (g) The representatives of the Company shall receive no remuneration from the pension fund but may, to the extent they are not reimbursed by the Company, receive reimbursement of reasonable expenses incurred in connection with their duties as members of the Pension Committee.

19.04 Representative of the Members

      (a) Subject to the election or designation process determined from time to time by the Company, each representative of the Members shall be a Member.

            However, in accordance with Applicable Pension Laws, the Active Members may decide by a majority of the votes at the meeting held under Subsection 19.14 to designate a representative on the Pension Committee; the Non-Active Members have the same right. In this case, such designated representative shall replace a representative of the Members who was on the Pension Committee prior to the voting process taken during the meeting held in accordance with Subsection 19.14, such replaced representative being determined by the Company.

      (b) The term of office of each representative of the Members shall be three years. Such term is renewed if he is reelected or redesignated under paragraph (a).

      (c) The term of office of each representative of the Members shall be terminated automatically:

            (i) if he is an Employee on the date of his election or designation under paragraph (a), on the date he ceases to be an Employee;

            (ii) if he is a Member but not an Employee on the date of his election or designation under paragraph (a), on the date he ceases to be a Member.

      (d) Each representative of the Members may at any time and at his discretion terminate his term of office upon written notification to the Pension Committee.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 37.


      (e) Should the term of office of any representatives of the Members be terminated or should he become unable to act, the Pension Committee shall designate, within the 90 day period following the date of such vacancy, a Member to replace such representative until the next meeting held under Subsection 19.14 or, if earlier, the election or designation of a new representative in accordance with paragraph
            (a). Notwithstanding paragraph (b) above, the representative of the Members whose term of office has expired for any reason other than death shall remain in office until he is reappointed or replaced.

      (f) Should any representatives of the Members be temporarily absent for any reason, he may designate another representative of the Members on the Pension Committee to make any action or decision in connection with his duties on the Pension Committee during such absence. Such other representative of the Members should cast votes for the absent representative. The representative of the Members shall be deemed to have approved any decision made in his absence unless he makes his dissent known to the other members of the Pension Committee, in writing, within a reasonable time after becoming aware of the decision.

      (g) The representatives of the Members shall receive no remuneration from the pension fund but may, to the extent they are not reimbursed by the Company, receive reimbursement of reasonable expenses incurred in connection with their duties as members of the Pension Committee.

19.05 Third Party

      (a) The third party shall be designated by the Board or by those officers of the Company so empowered by the Board.

      (b) The term of office of the third party shall be three years. Such term shall be renewed automatically at its expiry unless the Board or the Company officers so empowered otherwise notify in writing both the Pension Committee and the third party.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 38.


      (c) The Board or the Company officers so empowered may at any time and at their sole discretion terminate the term of office of the third party following written notification both to the Pension Committee and the third party.

      (d) The third party may at any time and at his discretion terminate his term of office upon written notification both to the Pension Committee and the Board or Company officers.

      (e) Should his term of office be terminated, the third party shall be replaced on the Pension Committee, within the 90 day period following the date of such vacancy, by another person who satisfies the requirements of paragraph 19.02 (d). Such person shall be designated in accordance with paragraph (a). Notwithstanding paragraph (b) above, the third party whose term of office has expired for any reason other than death shall remain in office until he is reappointed or replaced.

      (f) Should the third party be temporarily absent for any reason, he shall be deemed to have approved any decision made in his absence unless he makes his dissent known to the other members of the Pension Committee, in writing, within a reasonable time after becoming aware of the decision.

      (g) The third party's fees or remuneration, if any, shall be paid by the Company or from the pension fund as determined by the Company. He may also, to the extent he is not reimbursed by the Company, receive reimbursement of reasonable expenses incurred in connection with his duties as member of the Pension Committee.

19.06 Responsibilities and Powers

      a) The Pension Committee shall have such rights, obligations, powers, duties and responsibilities as provided under the Plan and under Applicable Pension Laws.

      b) The Pension Committee shall establish in writing the rules it deems necessary or appropriate in order to accomplish its functions.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 39.


      c) The Pension Committee shall direct that appropriate records be maintained and may from time to time establish rules for the administration of the Plan. The Pension Committee shall ensure that confidentiality of such records is preserved. The Pension Committee shall decide any matters arising hereunder in the administration and operation of the Plan. All decisions shall be applied as nearly as may be possible in a uniform manner to all Members similarly situated.

19.07 Power to Delegate

      The Pension Committee may delegate all or part of its powers to the Company, a company, a person or any group of persons, or may be represented by an agent for specific acts. To such extent as is permitted by the instrument of delegation, the person to whom or the body to which the Pension Committee has delegated powers may subdelegate all or part of such powers. The person or body exercising delegated powers shall assume the same obligations and incur the same liability as those the Pension Committee or one of its members would have had to assume or have incurred if the powers had been exercised by the Pension Committee or a Pension Committee member. In making a delegation or subdelegation under this Subsection, the Pension Committee, person or body making the delegation must satisfy itself or himself as to the capability and the appropriateness of the delegatee to assume their delegated functions. The Pension Committee may also retain advisors in its capacities as administrator.

19.08 Standard of Care

      a) Every individual appointed to the Pension Committee shall exercise the prudence, diligence and skill in the exercise of the responsibilities conferred by such appointment that a reasonable person would exercise in similar circumstances. He must also act with honesty and loyalty in the best interest of the Members and their beneficiaries.

      b) The members of the Pension Committee shall use in the administration of the Plan all relevant knowledge or skill that they possess or, by reason of their profession or business, ought to possess.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 40.


      c) No members of the Pension Committee may exercise their powers in their own interests or in the interest of a third person nor may they place themselves in a situation of conflict between their personal interests and the duties of their office. If the members of the Pension Committee are themselves Members or beneficiaries of the Plan, they shall exercise their powers in the common interest, considering their own interest to be the same as that of the other Members or beneficiaries of the Plan.

19.09 Entitlement to Rely on Statements

      A member of the Pension Committee may rely in good faith on the statements or reports of the Custodian, the Fund Manager, the Actuary, an accountant, an appraiser, a lawyer or other professional advisor retained by the Company or the Pension Committee.

19.10 Amendment Power

      The Pension Committee is not empowered to make any amendments to the Plan.

19.11 Indemnification

      The Company shall indemnify and save harmless the members of the Pension Committee and any other employees who are involved in the administration of the Plan from the effects and consequences of their acts, omissions and conduct in their formal capacity to the extent permitted by law except for their own wilful and intentional malfeasance or misconduct. No part of the pension fund shall be used for indemnification payments.

19.12 Company Records

      Whenever the records of the Company are used for the purposes of the Plan, such records shall be conclusive of the facts with which they are concerned.

19.13 Required Information

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 41.


      An eligible Employee, a Member, a Beneficiary or a Spouse shall sign such application forms prescribed by the Pension Committee and furnish proof of age and furnish such other data and sign such documents as the Pension Committee deems necessary or desirable for the proper administration of the Plan or to evidence initial or continued eligibility for a benefit hereunder.

19.14 Meeting of the Members

      Within the period and at least at the intervals prescribed by the jurisdiction having authority under Applicable Pension Laws, the Pension Committee shall call each Member and the Company to a meeting. At this meeting, the Pension Committee shall provide to the Members such information and enable the Members to make such decisions as required under Applicable Pension Laws.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 42.


                                   SECTION XX
                             INFORMATION TO MEMBERS

20.01 Within the period prescribed by Applicable Pension Laws, the Pension Committee shall provide to an Employee who becomes eligible for membership in the Plan, a written description of the Plan. Such description shall explain the pertinent terms and conditions of the Plan and amendments thereto as applicable to such Employee, and shall outline the rights and obligations of such Employee with reference to the benefits available under the Plan.

      Except as otherwise permitted or required under Applicable Pension Laws, the Pension Committee shall provide a written explanation of a proposed amendment to each active Member, as defined in Applicable Pension Laws, before registration of any amendment to the Plan.

20.02 The Pension Committee shall permit a Member or such person as is required to be permitted under Applicable Pension Laws, to inspect, or make extracts from, the Plan text and any other related documents required to be made available under Applicable Pension Laws, at such time and places as may be required by Applicable Pension Laws.

20.03 Upon cessation of employment of a Member or upon termination of the Member's Continuous Service, the Pension Committee shall provide the Member (or the person entitled to benefits in the event of the Member's death) within the period prescribed by Applicable Pension Laws with a written statement of the benefits and options to which the Member is entitled.

      After the end of each Plan Year, the Pension Committee shall provide each Member of the Plan with a statement showing the Member's benefits, and any other information as may be required by Applicable Pension Laws and Revenue Rules, as of the end of that year.

20.04 The Pension Committee shall provide such other information regarding the Plan, statistical or otherwise, as is required under Applicable Pension Laws and Revenue Rules.

The ClinTrials BioResearch Ltd.
Pension Plan for Senior Management Employees
Effective September 1, 2000                                             Page 43.


20.05 Such explanation, statement or other information provided shall have no effect on the rights or obligations of any person under the Plan, and shall not be referred to in interpreting or giving effect to the provisions of the Plan. Neither the Company nor the Pension Committee shall be liable for any loss or damage claimed by any person to have been caused by any error or omission in such explanation, statement or other information.